Exhibit 99(b)
                                                                     Page 1 of 7

                                       CULP, INC. FINANCIAL INFORMATION RELEASE
                                     CONSOLIDATED STATEMENTS OF NET INCOME (LOSS)
                    FOR THE THREE MONTHS AND SIX MONTHS ENDED OCTOBER 29, 2006 AND OCTOBER 30, 2005
                                                      (UNAUDITED)
                                   (Amounts in Thousands, Except for Per Share Data)

                                                                         THREE MONTHS ENDED
                                              --------------------------------------------------------------------------

                                                         Amounts                                  Percent of Sales
                                              -----------------------------                 ----------------------------
                                               October 29,    October 30,       % Over       October 29,    October 30,
                                                  2006           2005           (Under)         2006           2005
                                              -------------- -------------- --------------- --------------- ------------

Net sales                                    $       59,040         67,006          (11.9) %        100.0  %     100.0 %
Cost of sales                                        51,049         61,455          (16.9) %         86.5  %      91.7 %
                                              -------------- -------------- --------------------------------------------
 Gross profit                                         7,991          5,551           44.0  %         13.5  %       8.3 %

Selling, general and
  administrative expenses                             6,273          6,526           (3.9) %         10.6  %       9.7 %
Restructuring (credit) expense                         (264)         4,412         (106.0) %         (0.4) %       6.6 %
                                              -------------- -------------- --------------------------------------------
 Income (loss) from operations                        1,982         (5,387)         136.8  %          3.4  %      (8.0)%

Interest expense                                        938            942           (0.4) %          1.6  %       1.4 %
Interest income                                         (51)           (19)         168.4  %         (0.1) %      (0.0)%
Other expense                                           338            214           57.9  %          0.6  %       0.3 %
                                              -------------- -------------- --------------------------------------------
 Income (loss) before income taxes                      757         (6,524)         111.6  %          1.3  %      (9.7)%

Income taxes*                                           (55)        (2,372)         (97.7) %         (7.3) %      36.4 %
                                              -------------- -------------- --------------------------------------------
 Net income (loss)                           $          812         (4,152)         119.6  %          1.4  %      (6.2)%
                                              ============== ============== ============================================

Net income (loss) per share-basic                     $0.07         ($0.36)         119.4  %
Net income (loss) per share-diluted                   $0.07         ($0.36)         119.4  %
Net income (loss) per share, diluted,
 excluding restructuring                              $0.09         ($0.03)         400.0  %
  and related charges (see proforma statement
   on page 6)
Average shares outstanding-basic                     11,686         11,559            1.1  %
Average shares outstanding-diluted                   11,689         11,559            1.1  %



                                                                          SIX MONTHS ENDED
                                              -------------------------------------------------------------------------

                                                         Amounts                                  Percent of Sales
                                              -----------------------------                 ----------------------------
                                               October 29,    October 30,       % Over       October 29,    October 30,
                                                  2006           2005           (Under)         2006           2005
                                              -------------- -------------- --------------- --------------- ------------

Net sales                                    $      121,625        129,348           (6.0) %        100.0  %     100.0 %
Cost of sales                                       105,574        117,240          (10.0) %         86.8  %      90.6 %
                                              -------------- -------------- --------------------------------------------
 Gross profit                                        16,051         12,108           32.6  %         13.2  %       9.4 %

Selling, general and
  administrative expenses                            12,846         16,382          (21.6) %         10.6  %      12.7 %
Restructuring expense                                   466          6,238          (92.5) %          0.4  %       4.8 %
                                              -------------- -------------- --------------------------------------------
 Income (loss) from operations                        2,739        (10,512)         126.1  %          2.3  %      (8.1)%

Interest expense                                      1,888          1,892           (0.2) %          1.6  %       1.5 %
Interest income                                         (97)           (35)         177.1  %         (0.1) %      (0.0)%
Other expense                                            60            347          (82.7) %          0.0  %       0.3 %
                                              -------------- -------------- --------------------------------------------
 Income (loss) before income taxes                      888        (12,716)         107.0  %          0.7  %      (9.8)%

Income taxes*                                           (58)        (4,623)         (98.7) %         (6.5) %      36.4 %
                                              -------------- -------------- --------------------------------------------
 Net income (loss)                           $          946         (8,093)         111.7  %          0.8  %      (6.3)%
                                              ============== ============== ==============  ==============  ===========

Net income (loss) per share-basic                     $0.08         ($0.70)         111.4  %
Net income (loss) per share-diluted                   $0.08         ($0.70)         111.4  %
Net income (loss) per share, diluted,
 excluding restructuring                              $0.19         ($0.08)         337.5  %
  and related charges (see proforma statement
   on page 7)
Average shares outstanding-basic                     11,679         11,555            1.1  %
Average shares outstanding-diluted                   11,682         11,555            1.1  %

* Percent of sales column for income taxes is calculated as a % of income (loss) before income taxes.

                                                                     Page 2 of 7

                                      CULP, INC. FINANCIAL INFORMATION RELEASE
                                             CONSOLIDATED BALANCE SHEETS
                                OCTOBER 29, 2006, OCTOBER 30, 2005 AND APRIL 30, 2006
                                                      Unaudited
                                               (Amounts in Thousands)

                                                     Amounts                       Increase
                                         -------------------------------
                                           October 29,    October 30,             (Decrease)            * April 30,
                                                                        ------------------------------
                                              2006           2005          Dollars        Percent          2006
                                         --------------- -------------- -------------- --------------- --------------

Current assets
        Cash and cash equivalents       $         9,706         12,883         (3,177)         (24.7)%         9,714
        Accounts receivable                      23,286         26,919         (3,633)         (13.5)%        29,049
        Inventories                              44,430         43,449            981            2.3 %        36,693
        Deferred income taxes                     7,120          7,054             66            0.9 %         7,120
        Assets held for sale                      1,571              -          1,571          100.0 %         3,111
        Other current assets                      1,506          1,846           (340)         (18.4)%         1,287
                                         --------------- -------------- -------------- --------------- --------------
                   Total current assets          87,619         92,151         (4,532)          (4.9)%        86,974

Property, plant & equipment, net                 42,487         54,212        (11,725)         (21.6)%        44,639
Goodwill                                          4,114          4,114              -            0.0 %         4,114
Deferred income taxes                            22,023         14,541          7,482           51.5 %        20,176
Other assets                                      1,354          1,521           (167)         (11.0)%         1,564
                                         --------------- -------------- -------------- --------------- --------------

                   Total assets         $       157,597        166,539         (8,942)          (5.4)%       157,467
                                         =============== ============== ============== =============== ==============



Current liabilities
        Current maturities of long-term
         debt                           $         7,742          8,346           (604)          (7.2)%         8,060
        Accounts payable                         18,540         16,613          1,927           11.6 %        20,835
        Accrued expenses                          9,001         10,669         (1,668)         (15.6)%         7,845
        Accrued restructuring                     3,017          5,486         (2,469)         (45.0)%         4,054
        Income taxes payable                      3,880          1,023          2,857          279.3 %         2,488
                                         --------------- -------------- -------------- --------------- --------------
        Total current liabilities                42,180         42,137             43            0.1 %        43,282

Long-term debt , less current maturities         39,554         46,584         (7,030)         (15.1)%        39,662
                                         --------------- -------------- -------------- --------------- --------------

        Total liabilities                        81,734         88,721         (6,987)          (7.9)%        82,944

Shareholders' equity                             75,863         77,818         (1,955)          (2.5)%        74,523
                                         --------------- -------------- -------------- --------------- --------------

        Total liabilities and
         shareholders' equity           $       157,597        166,539         (8,942)          (5.4)%       157,467
                                         =============== ============== ============== =============== ==============

Shares outstanding                               11,687         11,559            128            1.1 %        11,655
                                         =============== ============== ============== =============== ==============

* Derived from audited financial statements

                                                                     Page 3 of 7

                    CULP, INC. FINANCIAL INFORMATION RELEASE
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
         FOR THE SIX MONTHS ENDED OCTOBER 29, 2006 AND OCTOBER 30, 2005
                                    Unaudited
                             (Amounts in Thousands)

                                                                           SIX MONTHS ENDED
                                                                     -----------------------------
                                                                                Amounts
                                                                     -----------------------------
                                                                      October 29,    October 30,
                                                                         2006           2005
                                                                     -------------- --------------

Cash flows from operating activities:
  Net income (loss)                                                 $          946         (8,093)
  Adjustments to reconcile net income (loss) to net cash
     (used in) provided by operating activities:
        Depreciation                                                         3,364          9,836
        Amortization of other assets                                            41             51
        Stock-based compensation                                               287            104
        Deferred income taxes                                               (1,847)        (4,455)
        Restructuring (credit) expense                                        (364)         3,092
        Changes in assets and liabilities:
          Accounts receivable                                                5,763          1,905
          Inventories                                                       (7,737)         7,050
          Other current assets                                                (219)           845
          Other assets                                                         148            149
          Accounts payable                                                  (1,965)        (5,623)
          Accrued expenses                                                   1,156          1,113
          Accrued restructuring                                             (1,037)          (364)
          Income taxes payable                                               1,392           (521)
                                                                     -------------- --------------
            Net cash (used in) provided by operating activities                (72)         5,089
                                                                     -------------- --------------

Cash flows from investing activities:
  Capital expenditures                                                      (1,705)        (4,875)
  Proceeds from the sale of buildings and equipment                          2,738          3,950
                                                                     -------------- --------------
            Net cash provided by (used in) investing activities              1,033           (925)
                                                                     -------------- --------------

Cash flows from financing activities:
  Payments on vendor-financed capital expenditures                            (670)          (799)
  Payments on long-term debt                                                  (426)             -
  Proceeds from issuance of long-term debt                                       -          4,380
  Proceeds from common stock issued                                            127             31
                                                                     -------------- --------------
            Net cash (used in) provided by financing activities               (969)         3,612
                                                                     -------------- --------------

(Decrease) increase in cash and cash equivalents                                (8)         7,776

Cash and cash equivalents at beginning of period                             9,714          5,107
                                                                     -------------- --------------

Cash and cash equivalents at end of period                          $        9,706         12,883
                                                                     ============== ==============


Free Cash Flow (1)                                                  $          291          3,365
                                                                     ============== ==============

(1) Free Cash Flow reconciliation is as follows:                        2nd Qtr        2nd Qtr
                                                                        FY 2007        FY 2006
                                                                    ------------------------------
A)  Net cash (used in) provided by operating activities             $          (72)         5,089
B)  Minus: Capital Expenditures                                             (1,705)        (4,875)
C)  Add: Proceeds from the sale of buildings and equipment                   2,738          3,950
D)  Minus: Payments on vendor-financed capital expenditures                   (670)          (799)
                                                                     -------------- --------------
                                                                    $          291          3,365
                                                                     ============== ==============

                                                                     Page 4 of 7

                                       CULP, INC. FINANCIAL INFORMATION RELEASE
                              SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
                           FOR THE THREE MONTHS ENDED OCTOBER 29, 2006 AND OCTOBER 30, 2005

                                                          (Amounts in thousands)

                                                              THREE MONTHS ENDED (UNAUDITED)
                                    ----------------------------------------------------------------------------------
                                                Amounts                                    Percent of Total Sales
                                    -------------------------------                   --------------------------------
                                     October 29,      October 30,         % Over       October 29,     October 30,
Net Sales by Segment                    2006             2005             (Under)         2006            2005
----------------------------------- --------------   --------------   --------------- --------------- ----------------
Mattress Fabrics                   $       23,494           23,990             (2.1)%          39.8 %          35.8  %
Upholstery Fabrics                         35,546           43,016            (17.4)%          60.2 %          64.2  %
                                    --------------   --------------   --------------- --------------- ----------------

     Net Sales                     $       59,040           67,006            (11.9)%         100.0 %         100.0  %
                                    ==============   ==============   =============== =============== ================

Gross Profit by Segment                                                                     Gross Profit Margin
-----------------------------------                                                   --------------------------------

Mattress Fabrics                   $        4,144            3,302             25.5 %          17.6 %          13.8  %
Upholstery Fabrics                          4,138            4,000              3.5 %          11.6 %           9.3  %
                                    --------------   --------------   --------------- --------------- ----------------
     Subtotal                               8,282            7,302             13.4 %          14.0 %          10.9  %

Restructuring related charges                (291)(1)       (1,751)(3)        (83.4)%          (0.5)%          (2.6) %
                                    --------------   --------------   --------------- --------------- ----------------

     Gross Profit                  $        7,991            5,551             44.0 %          13.5 %           8.3  %
                                    ==============   ==============   =============== =============== ================

Selling, General and Administrative
 expenses by Segment                                                                          Percent of Sales
-----------------------------------                                                   --------------------------------

Mattress Fabrics                   $        1,674            1,636              2.3 %           7.1 %           6.8  %
Upholstery Fabrics                          3,745            4,069             (8.0)%          10.5 %           9.5  %
Unallocated Corporate expenses                824              821              0.4 %           1.4 %           1.2  %
                                    --------------   --------------   --------------- --------------- ----------------
                                            6,243            6,526             (4.3)%          10.6 %           9.7  %

Restructuring related charges                  30 (1)            -            100.0 %           0.1 %           0.0  %
                                    --------------   --------------   --------------- --------------- ----------------

    Selling, General and
     Administrative expenses       $        6,273            6,526             (3.9)%          10.6 %           9.7  %
                                    ==============   ==============   =============== =============== ================

Operating Income (loss) by Segment                                                    Operating Income (Loss) Margin
-----------------------------------                                                   --------------------------------

Mattress Fabrics                   $        2,470            1,666             48.3 %          10.5 %           6.9  %
Upholstery Fabrics                            393              (69)           669.6 %           1.1 %          (0.2) %
Unallocated corporate expenses               (824)            (821)             0.4 %          (1.4)%          (1.2) %
                                    --------------   --------------   --------------- --------------- ----------------
        Subtotal                            2,039              776            162.8 %           3.5 %           1.2  %

Restructuring credit (expense)                264 (2)       (4,412)(4)       (106.0)%           0.4 %          (6.6) %
Restructuring related charges                (321)(1)       (1,751)(3)        (81.7)%          (0.5)%          (2.6) %
                                    --------------   --------------   --------------- --------------- ----------------

     Operating income (loss)       $        1,982           (5,387)           136.8 %           3.4 %          (8.0) %
                                    ==============   ==============   =============== =============== ================

Depreciation by Segment
-----------------------------------

Mattress Fabrics                   $          918              893              2.8 %
Upholstery Fabrics                            744            1,417            (47.5)%
                                    --------------   --------------   ---------------
        Subtotal                            1,662            2,310            (28.1)%
Accelerated Depreciation                        -            1,355           (100.0)%
                                    --------------   --------------   ---------------
Total Depreciation                 $        1,662            3,665            (54.7)%
                                    ==============   ==============   ===============

Notes:
(1)The $291,000 and $30,000 represents restructuring related charges for other operating costs associated with the closing of plant facilities.
(2)The $264,000 restructuring credit represents $354,000 for asset movement costs, $333,000 for lease termination and other exit costs, a credit of $53,000 for write-downs of a building and equipment, a credit of $437,000 for sales proceeds received on equipment with no carrying value associated with the closing of plant facilities, and a credit of $461,000 associated with employee termination benefits.
(3)The $1.8 million represents restructuring related charges of $1.4 million for accelerated depreciation, $331,000 for inventory markdowns, and $65,000 for other operating costs associated with the closing of plant facilities.
(4)The $4.4 million represents restructuring charges of $2.1 million for write-downs of buildings and equipment, $1.6 million for employee termination benefits, $395,000 for asset movement costs and $328,000 for lease termination costs.

                                                                     Page 5 of 7

                                        CULP, INC. FINANCIAL INFORMATION RELEASE
                               SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
                             FOR THE SIX MONTHS ENDED OCTOBER 29, 2006 AND OCTOBER 30, 2005

                                                           (Amounts in thousands)

                                                                SIX MONTHS ENDED (UNAUDITED)
                                    ------------------------------------------------------------------------------------
                                                 Amounts                                    Percent of Total Sales
                                    ----------------------------------                 ---------------------------------
                                       October 29,       October 30,        % Over       October 29,     October 30,
Net Sales by Segment                      2006             2005             (Under)         2006            2005
----------------------------------- -----------------   --------------   ------------- ---------------- ----------------

Mattress Fabrics                   $          45,339           46,905           (3.3)%           37.3 %          36.3  %
Upholstery Fabrics                            76,286           82,443           (7.5)%           62.7 %          63.7  %
                                    -----------------   --------------   ------------- ---------------- ----------------

     Net Sales                     $         121,625          129,348           (6.0)%          100.0 %         100.0  %
                                    =================   ==============   ============= ================ ================

Gross Profit by Segment                                                                       Gross Profit Margin
-----------------------------------                                                    ---------------------------------

Mattress Fabrics                   $           7,665            6,397           19.8 %           16.9 %          13.6  %
Upholstery Fabrics                             9,423            7,957           18.4 %           12.4 %           9.7  %
                                    -----------------   --------------   ------------- ---------------- ----------------
     Subtotal                                 17,088           14,354           19.0 %           14.0 %          11.1  %

Restructuring related charges                 (1,037)(1)       (2,246)(3)      (53.8)%           (0.9)%          (1.7) %
                                    -----------------   --------------   ------------- ---------------- ----------------

     Gross Profit                  $          16,051           12,108           32.6 %           13.2 %           9.4  %
                                    =================   ==============   ============= ================ ================

Selling, General and Administrative
 expenses by Segment                                                                           Percent of Sales
-----------------------------------                                                    ---------------------------------

Mattress Fabrics                   $           3,337            3,373           (1.1)%            7.4 %           7.2  %
Upholstery Fabrics                             7,453            8,405          (11.3)%            9.8 %          10.2  %
Unallocated Corporate expenses                 2,026            1,582           28.1 %            1.7 %           1.2  %
                                    -----------------   --------------   ------------- ---------------  ----------------
     Subtotal                                 12,816           13,360           (4.1)%           10.5 %          10.3  %

Restructuring related charges                     30 (1)        3,022 (4)      (99.0)%            0.0 %           2.3  %
                                    -----------------   --------------   ------------- ---------------- ----------------

    Selling, General and
     Administrative expenses       $          12,846           16,382          (21.6)%           10.6 %          12.7  %
                                    =================   ==============   ============= ================ ================

Operating Income (loss) by Segment                                                     Operating Income (Loss) Margin
-----------------------------------                                                    ---------------------------------

Mattress Fabrics                   $           4,328            3,024           43.1 %            9.5 %           6.4  %
Upholstery Fabrics                             1,970             (448)         539.7 %            2.6 %          (0.5) %
Unallocated corporate expenses                (2,026)          (1,582)          28.1 %           (1.7)%          (1.2) %
                                    -----------------   --------------   ------------- ---------------- ----------------
        Subtotal                               4,272              994          329.8 %            3.5 %           0.8  %

Restructuring expense                           (466)(2)       (6,238)(5)      (92.5)%           (0.4)%          (4.8) %
Restructuring related charges                 (1,067)(1)       (5,268)(6)      (79.7)%           (0.9)%          (4.1) %
                                    -----------------   --------------   ------------- ---------------- ----------------

     Operating income (loss)       $           2,739          (10,512)         126.1 %            2.3 %          (8.1) %
                                    =================   ==============   ============= ================ ================

Depreciation by Segment
-----------------------------------

Mattress Fabrics                   $           1,860            1,749            6.3 %
Upholstery Fabrics                             1,504            3,216          (53.2)%
                                    -----------------   --------------   -------------
     Subtotal                                  3,364            4,965          (32.2)%
Accelerated Depreciation                           -            4,871         (100.0)%
                                    -----------------   --------------   -------------
Total Depreciation                 $           3,364            9,836          (65.8)%
                                    =================   ==============   =============

Notes:
(1) The $1.1 million represents restructuring related charges of $798,000 for other operating costs associated with the closing of plant facilities and $239,000 for inventory markdowns. The $30,000 represents restructuring related charges for other operating costs associated with the closing of plant facilities.
(2) The $466,000 represents restructuring charges of $740,000 for asset movement costs, $327,000 for lease termination and other exit costs, $62,000 for net write-downs of buildings and equipment, a credit of $226,000 for employee termination benefits, and a credit of $437,000 for sales proceeds received on equipment with no carrying value associated with the closing of plant facilities.
(3) The $2.3 million represents restructuring related charges of $1.9 million of accelerated depreciation, $331,000 for inventory markdowns, and $65,000 for other operating costs associated with the closing of plant facilities.
(4) The $3.0 million represents accelerated depreciation.
(5) The $6.2 million represents restructuring charges of $2.9 million for write-downs of buildings and equipment, $1.6 million for asset movement costs, $1.4 million for employee termination benefits, and $378,000 for lease termination costs.
(6) The $5.3 million represents restructuring related charges of $4.9 million for accelerated depreciation, $331,000 for inventory markdowns, and $65,000 for other operating costs associated with the closing of plant facilities.

                                                                     Page 6 of 7

                                                               CULP, INC.
                                          PROFORMA CONSOLIDATED STATEMENTS OF NET INCOME (LOSS)
                                    FOR THE THREE MONTHS ENDED OCTOBER 29, 2006 AND OCTOBER 30, 2005
                                            (Amounts in Thousands, Except for Per Share Data)

                                                             THREE MONTHS ENDED
                           --------------------------------------------------------------------------------------

                            As Reported                                            October 29, 2006
                            October 29,     % of                       % of          Proforma Net       % of
                               2006         Sales      Adjustments     Sales        of Adjustments     Sales
                           -------------------------- --------------------------   ------------------------------
Net sales                 $      59,040        100.0%            0                           59,040       100.0%
Cost of
 sales                           51,049         86.5%         (291)        -0.5%(1)          50,758        86.0%
                           -------------------------- --------------------------   ------------------------------
          Gross profit            7,991         13.5%         (291)        -0.5%              8,282        14.0%

Selling,
 general
 and
  administrative expenses         6,273         10.6%          (30)        -0.1%(1)           6,243        10.6%
Restructuring (credit)
 expense                           (264)        -0.4%          264          0.4%(2)               0         0.0%
                           -------------------------- --------------------------   ------------------------------
          Income (loss)
           from
           operations             1,982          3.4%          (57)        -0.1%              2,039         3.5%

Interest
 expense                            938          1.6%            0          0.0%                938         1.6%
Interest
 income                             (51)        -0.1%            0          0.0%                (51)       -0.1%
Other
 expense                            338          0.6%         (308)        -0.5%(3)              30         0.1%
                           -------------------------- --------------------------   ------------------------------
          Income (loss)
           before income
           taxes                    757          1.3%         (365)        -0.6%(6)           1,122         1.9%

Income
 taxes (8)                          (55)        -7.3%         (132)        36.2%                 77         6.9%
                           -------------------------- --------------------------   ------------------------------
Net income
 (loss)                   $         812          1.4%         (233)        -0.4%              1,045         1.8%
                           ========================== ==========================   ==============================

Net income (loss) per
 share-basic                      $0.07                     ($0.02)                           $0.09
Net income (loss) per
 share-diluted                    $0.07                     ($0.02)                           $0.09
Average shares
 outstanding-basic               11,686                     11,686                           11,686
Average shares
 outstanding-diluted             11,689                     11,686                           11,689

                                                             THREE MONTHS ENDED
                           ------------------------------------------------------------------------------------------

                              As Reported                                   October 30, 2005             Proforma
                              October 30,   % of                  % of      Proforma Net   % of           % Over
                                2005        Sales    Adjustments  Sales    of Adjustments Sales           (Under)
                           ------------------------- -------------------   ----------------------    ----------------
Net sales                             67,006  100.0%           0                  67,006   100.0%              -11.9%
Cost of
 sales                                61,455   91.7%      (1,751)  -2.6%(4)       59,704    89.1%              -15.0%
                           ------------------------- -------------------   ----------------------    ----------------
          Gross profit                 5,551    8.3%      (1,751)  -2.6%           7,302    10.9%               13.4%

Selling,
 general
 and
  administrative expenses              6,526    9.7%           0    0.0%           6,526     9.7%               -4.3%
Restructuring (credit)
 expense                               4,412    6.6%      (4,412)  -6.6%(5)            0     0.0%                0.0%
                           ------------------------- -------------------   ----------------------    ----------------
          Income (loss)
           from
           operations                 (5,387)  -8.0%      (6,163)  -9.2%             776     1.2%              162.8%

Interest
 expense                                 942    1.4%           0    0.0%             942     1.4%               -0.4%
Interest
 income                                  (19)   0.0%           0    0.0%             (19)    0.0%              168.4%
Other
 expense                                 214    0.3%           0    0.0%             214     0.3%              -86.0%
                           ------------------------- -------------------   ----------------------    ----------------
          Income (loss)
           before income
           taxes                      (6,524)  -9.7%      (6,163)  -9.2%(7)         (361)   -0.5%             -410.8%

Income
 taxes (8)                            (2,372)  36.4%      (2,343)  38.0%             (29)    8.0%             -366.6%
                           ------------------------- -------------------   ----------------------    ----------------
Net income
 (loss)                               (4,152)  -6.2%      (3,820)  -5.7%            (332)   -0.5%             -414.6%
                           ========================= ===================   ======================    ================

Net income (loss) per
 share-basic                          ($0.36)             ($0.33)                 ($0.03)
Net income (loss) per
 share-diluted                        ($0.36)             ($0.33)                 ($0.03)
Average shares
 outstanding-basic                    11,559              11,559                  11,559
Average shares
 outstanding-diluted                  11,559              11,559                  11,559

Notes:
(1) The $291,000 and $30,000 represent restructuring related charges for other operating costs associated with the closing of plant facilities.
(2) The $264,000 restructuring credit represents $354,000 for asset movement costs, $333,000 for lease termination and other exit costs, a credit of $53,000 for write-downs of a building and equipment, a credit of $437,000 for sales proceeds received on equipment with no carrying value associated with the closing of plant facilities, and a credit of $461,000 associated with employee termination benefits.
(3) The $308,000 represents sales proceeds received on equipment with no carrying value associated with the closing of plant facilities.
(4) The $1.8 million represents restructuring related charges of $1.4 million for accelerated depreciation,
 $331,000 for inventory markdowns, and $65,000 for other operating costs associated with the closing of plant facilities.
(5) The $4.4 million represents $2.1 million for write-downs of buildings and equipment, $1.6 million for employee termination benefits, $395,000 for asset movement costs and $328,000 for lease termination costs.
(6) Of this total charge, $418,000 represent cash charges and the credit of $53,000 for write-downs of a building and equipment represent a non-cash gain.
(7) Of this total charge, $2.4 million and $3.8 million represent cash and non-cash charges, respectively.
(8)The percent of net sales column for income taxes is calculated as a % of income (loss) before income taxes.

                                                                     Page 7 of 7

                                                               CULP, INC.
                                          PROFORMA CONSOLIDATED STATEMENTS OF NET INCOME (LOSS)
                                    FOR THE SIX MONTHS ENDED OCTOBER 29, 2006 AND OCTOBER 30, 2005
                                            (Amounts in Thousands, Except for Per Share Data)

                                                               SIX MONTHS ENDED
                           -------------------------------------------------------------------------------------

                            As Reported                                            October 29, 2006
                            October 29,     % of                       % of          Proforma Net       % of
                               2006         Sales      Adjustments     Sales        of Adjustments     Sales
                           -------------------------- --------------------------   -----------------------------

Net sales                 $     121,625        100.0%            0                          121,625       100.0%
Cost of
 sales                          105,574         86.8%       (1,037)        -0.9%(1)         104,537        86.0%
                           -------------------------- --------------------------   -----------------------------
          Gross profit           16,051         13.2%       (1,037)        -0.9%             17,088        14.0%

Selling, general and
  administrative expenses        12,846         10.6%          (30)         0.0%(1)          12,816        10.5%
Restructuring expense               466          0.4%         (466)        -0.4%(2)               0         0.0%
                           -------------------------- --------------------------   -----------------------------
          Income (loss)
           from
           operations             2,739          2.3%       (1,533)        -1.3%              4,272         3.5%

Interest
 expense                          1,888          1.6%            0          0.0%              1,888         1.6%
Interest
 income                             (97)        -0.1%            0          0.0%                (97)       -0.1%
Other
 expense                             60          0.0%            0          0.0%                 60         0.0%
                           -------------------------- --------------------------   -----------------------------
          Income (loss)
           before income
           taxes                    888          0.7%       (1,533)        -1.3%(6)           2,421         2.0%

Income
 taxes (8)                          (58)        -6.5%         (315)        20.5%                257        10.6%
                           -------------------------- --------------------------   -----------------------------
Net income
 (loss)                   $         946          0.8%       (1,218)        -1.0%              2,164         1.8%
                           ========================== ==========================   =============================

Net income (loss) per
 share-basic                      $0.08                     ($0.10)                           $0.19
Net income (loss) per
 share-diluted                    $0.08                     ($0.10)                           $0.19
Average shares
 outstanding-basic               11,679                     11,679                           11,679
Average shares
 outstanding-diluted             11,682                     11,679                           11,682

                                                               SIX MONTHS ENDED
                           ----------------------------------------------------------------------------------------
                             As Reported                                October 30, 2005              Proforma
                             October 30,  % of                % of      Proforma Net   % of            % Over
                                2005      Sales  Adjustments  Sales    of Adjustments Sales            (Under)
                            -------------------- -------------------   ----------------------    ------------------

Net sales                        129,348  100.0%           0                 129,348   100.0%                 -6.0%
Cost of
 sales                           117,240   90.6%      (2,246)  -1.7%(3)      114,994    88.9%                 -9.1%
                            -------------------- -------------------   ----------------------    ------------------
          Gross profit            12,108    9.4%      (2,246)  -1.7%          14,354    11.1%                 19.0%

Selling, general and
  administrative expenses         16,382   12.7%      (3,022)  -2.3%(4)       13,360    10.3%                 -4.1%
Restructuring expense              6,238    4.8%      (6,238)  -4.8%(5)            0     0.0%                  0.0%
                            -------------------- -------------------   ----------------------    ------------------
          Income (loss)
           from
           operations            (10,512)  -8.1%     (11,506)  -8.9%             994     0.8%                329.8%

Interest
 expense                           1,892    1.5%           0    0.0%           1,892     1.5%                 -0.2%
Interest
 income                              (35)   0.0%           0    0.0%             (35)    0.0%                177.1%
Other
 expense                             347    0.3%           0    0.0%             347     0.3%                -82.7%
                            -------------------- -------------------   ----------------------    ------------------
          Income (loss)
           before income
           taxes                 (12,716)  -9.8%     (11,506)  -8.9%(7)       (1,210)   -0.9%               -300.1%

Income
 taxes (8)                        (4,623)  36.4%      (4,373)  38.0%            (250)   20.7%               -202.8%
                            -------------------- -------------------   ----------------------    ------------------
Net income
 (loss)                           (8,093)  -6.3%      (7,133)  -5.5%            (960)   -0.7%               -325.4%
                            ==================== ===================   ======================    ==================

Net income (loss) per
 share-basic                      ($0.70)             ($0.62)                 ($0.08)
Net income (loss) per
 share-diluted                    ($0.70)             ($0.62)                 ($0.08)
Average shares
 outstanding-basic                11,555              11,555                  11,555
Average shares
 outstanding-diluted              11,555              11,555                  11,555

Notes:
(1) The $1.1 million represents restructuring related charges of $798,00 for other operating costs associated with the closing of plant facilities and $239,000 for inventory markdowns. The $30,000 represents restructuring related charges for other operating costs associated with the closing of plant facilities.
(2) The $466,000 represents restructuring charges of $740,000 for asset movement costs, $327,000 for lease termination and other exit costs, $62,000 for net write-downs of buildings and equipment, a credit of $226,000 for employee termination benefits, and a credit of $437,000 for sales proceeds received on equipment with no carrying value associated with the closing of plant faciilties.
(3) The $2.3 million represents restructuring related charges of $1.9 million of accelerated depreciation, $331,000 for inventory markdowns, and $65,000 for other operating costs associated with the closing of plant facilities.
(4) The $3.0 million represents accelerated depreciation.
(5) The $6.2 million represents $2.9 million for write-downs of buildings and equipment, $1.6 million for asset movement costs, $1.4 million for employee termination benefits, and $378,000 for lease termination costs.
(6) Of this total charge, $1.2 million and $301,000 represent cash and non-cash charges, respectively.
(7) Of this total charge, $3.4 million and $8.1 million represent cash and non-cash charges, respectively.
(8) The percent of net sales column for income taxes is calculated as a % of income (loss) before income taxes.